THE OBERWEIS FUNDS

(The “Trust”)

Oberweis China Opportunities Fund

SUPPLEMENT DATED SEPTEMBER 11, 2025
TO PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2025

IMPORTANT NOTICE

 The Fund’s adviser has a contractual arrangement with the Fund to reimburse it for total annual fund operating expenses in excess of stated limits. Effective September 30, 2025, the expense limit will decrease from 2.24% to 1.80% for the Investor Class shares and from 1.99% to 1.55% for the Institutional Class shares and the fee table under the “Fees and Expenses of the Fund” section and the “Example” section of the Prospectus will be replaced with the following:

Shareholder Fees (Fees paid directly from your investments)	INVESTOR CLASS	INSTITUTIONAL CLASS
Redemption Fee as a percentage of amount redeemed within 90 calendar days of purchase	2.00%	2.00%
Exchange Fee as a percentage of amount exchanged within 90 calendar days of purchase	2.00%	2.00%

Annual Fund Operating Expenses[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	.25%	.00%
Other Expenses	.91%	.92%
Total Annual Fund Operating Expenses[2]	2.16%	1.92%
Expense Reimbursement	(.36)%	(.37)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.80%	1.55%

1	Expenses have been restated to reflect current fees.

2	The Fund’s adviser has a contractual arrangement with the Fund to reimburse it for total annual fund operating expenses in excess of 1.80% and 1.55% of average daily net assets excluding any interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses for Investor Class and Institutional Class shares, respectively, (the “expense limitation”). The contractual arrangement continues in force until April 30, 2026. Except with respect to termination, the contractual arrangement may be amended at any time by the mutual written consent of the adviser and the Fund, subject to the approval by the Board of Trustees of The Oberweis Funds. During the term of the contract, the adviser may recoup the amount of any expenses reimbursed under the term of the contract within three years from the date on which reimbursement occurred if the recoupment does not cause the Fund’s expenses to exceed the expense limitation in place at the time of the recoupment or at the time of reimbursement, whichever is lower.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Investor Class	$183	$641	$1,126	$2,465
Institutional Class	$158	$567	$1,002	$2,213

Effective September 30, 2025, the 4th full paragraph on page 24 in the “Management” section of the Statement of Additional Information will be replaced with the following:

Prior to September 30, 2025, pursuant to an Expense Limitation Agreement, OAM is obligated to reimburse the China Opportunities Fund for 100% of the amount by which the Fund’s ordinary operating expenses during any fiscal year, including the management and advisory fees, exceed 2.24% of the Fund’s average daily net assets attributable to the Investor Class shares or 1.99% of the Fund’s average daily net assets attributable to the Institutional Class shares. Effective September 30, 2025 the expense limit will decrease from 2.24% to 1.80% for the Investor Class shares and from 1.99% to 1.55% for the Institutional Class Shares. Pursuant to an Expense Limitation Agreement, OAM is obligated to reimburse the International Opportunities Fund for 100% of the amount by which the Fund’s ordinary operating expenses during any fiscal year, including the management and advisory fees, exceed 1.35% or 1.10% of the Fund’s average daily net assets attributable to the Investor Class shares and Institutional Class shares, respectively. Pursuant to an Expense Limitation Agreement, OAM is obligated to reimburse the Focused International Growth Fund for 100% of the amount by which the Focused International Growth Fund’s ordinary operating expenses during any fiscal year, including the management and advisory fees, exceed 0.95% of the Fund’s average daily net assets attributable to the Institutional Class shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call The Oberweis Funds at 1-800-245-7311.

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